EXHIBIT 10.1.1

THIS SECOND AMENDMENT TO MEZZANINE LOAN AGREEMENT (this “Second Amendment”) is made and entered into this 30th day of September, 2003, by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“Lender”) and THOSE ENTITIES LISTED AS A “BORROWER” ON SCHEDULE I attached hereto (each a “Borrower” and collectively, “Borrowers”) and shall be deemed effective as of November 1, 2002 (the “Effective Date”).

RECITALS

WHEREAS, Borrowers and Lender are parties to that certain Mezzanine Loan Agreement dated as of November 1, 2002 (the “Original Loan Agreement”);

WHEREAS, Borrowers and Lender amended the Original Loan Agreement pursuant to that certain Re-Sizing and First Amendment to Loan Documents by and among Borrowers, Lender, Trans Healthcare, Inc., a Delaware corporation, and those entities listed on Schedule II attached hereto dated as of December 27, 2002 (the “First Amendment”);

WHEREAS, by Letter dated April 28, 2003 by Borrowers to Lender and Capital Source Healthcare Finance, Borrowers and Lender further amended the Loan Agreement (the “Letter Amendment” and together with the Original Loan Agreement and the First Amendment, the “Loan Agreement”);

WHEREAS, initially capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Loan Agreement; and

WHEREAS, at the request of Borrowers, the parties desire to amend the Loan Agreement on the terms hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties hereto, intending to be legally bound, agree to incorporate the foregoing recitals as if the same were more particularly set forth in the body of this Second Amendment and further agree as follows:

1. Operating Expenses. The definition of “Operating Expenses” is hereby deleted in its entirety and replaced with the following definition:

“Operating Expenses” means, with respect to a Property (or the Properties) and without duplication, all costs and expenses incurred by a Borrower or Mortgage Borrower determined on an accrual basis, relating to the operation, maintenance, repair, use and management of such Property (or the Properties), including, without limitation, utilities, repairs and maintenance, insurance, property taxes and assessments, advertising expenses, payroll and related taxes, equipment lease payments, actual management fees and rent payments made by any Borrower under a Ground Lease, but excluding (i) principal, interest and other payments made by a Borrower or Mortgage Borrower under the Loan Documents or the Mortgage Loan Documents, (ii) depreciation, amortization and other non-cash expenses of the Properties; provided, however, such costs and expenses shall be subject to reasonable adjustment by Lender to normalize such costs and expenses, (iii) capital expenditures and (iv) bad debt expense.

2. Mezzanine Cash Management Period. The definition of Mezzanine Cash Management Period is hereby amended by inserting the word “Mezzanine” between the words “a” and “Cash” in the second line of said definition.

3. Financial Reporting. Delivery of the quarterly and annual statements contemplated by Sections 4.1.6(b) and 4.1.6(c) of the Loan Agreement shall be reported using the template being delivered by Lender to Borrowers as of the date hereof, a hard copy of which is attached hereto as Exhibit A, and shall be accompanied by a checklist on the form attached hereto as Exhibit B, contemplated by Borrowers; provided, however, that the use of such template and such checklist shall not excuse Borrowers from any financial reporting requirement under the Loan Documents.

4. Delivery Requirements. This Second Amendment shall not be effective until such time as all of the following conditions shall have been satisfied or waived, as determined by Lender. Lender’s execution and delivery of this Second Amendment shall constitute Lender’s agreement that such conditions have been satisfied, subject to any written agreement between Lender and Borrowers to the contrary.

4.1. Amendment Documents. Lender shall have received a duly executed copy of each of this Second Amendment, the Second Amendment to Master Lease Agreement and the Second Amendment to Guaranty (collectively, the “Amendment Documents”), all of which documents shall be held in escrow pending Lender’s review and approval (in Lender’s sole discretion) of Borrower’s financial reports for the second fiscal quarter of the 2003 calendar year. All of the Delivery Requirements in each Amendment Document shall have been satisfied as set forth in such Amendment Document.

4.2. Subordination Agreement. Lender shall have received a duly executed copy of a Subordination Agreement from GTCR Fund VI, L.P. in form and substance satisfactory to Lender.

4.3. Legal Opinions. Lender shall have received legal opinions in form and substance satisfactory to Lender.

4.4. Expenses. Borrowers shall have paid all costs and expenses incurred by Lender as of such date, including, without limitation, the transaction costs specified in Section 7 hereof, a summary of which has been provided to Borrowers by Lender on or prior to the date hereof.

4.5. Financial Information. Lender shall have received financial information relating to Borrowers that is satisfactory to Lender including, without limitation, (i) financial projections for calendar years 2004 and 2005; (ii) all quarterly financial information for the second fiscal quarter of the 2003 calendar year required to be delivered by

Borrowers to Lender; and (iii) a complete financial package, satisfactory to Lender, related to the Mortgage Properties.

4.6. No Material Adverse Change. There shall not have occurred a material adverse change with respect to the property, business, operations or prospects of the Borrowers or the Property, as determined by Lender.

4.7. Additional Matters. Lender shall have received such other certificates, opinions, documents and instruments as may have been requested by Lender. All corporate and other proceedings, all other documents and all legal matters entered into or delivered in connection with the transactions contemplated by this Second Amendment shall be satisfactory in form and substance to Lender.

5. Certification. From and after the date hereof, any and all financial or other information delivered by Borrowers, or any of them, to Lender (regardless of whether such information is required to be delivered pursuant to the Loan Agreement) shall be accompanied by a then executed certificate in the form attached as Exhibit C attached hereto.

6. Representations and Warranties of Borrowers. Without limiting in any way any representation or warranty in any Loan Document, each Borrower represents and warrants that as of the date hereof:

6.1. Organization. (i) is a duly organized and validly existing limited liability company in good standing under the laws of the State of Delaware, (ii) has the requisite power and authority to carry on its business as now being conducted and (iii) has the requisite power to execute and deliver, and perform its obligations under, this Second Amendment.

6.2. Authorization. The execution and delivery by Borrower of this Second Amendment and Borrower’s performance of its obligations hereunder (i) have been duly authorized by all requisite action on the part of Borrower, (ii) will not violate any provision of any applicable legal requirements, any order, writ, decree, injunction or demand of any court or other governmental authority, any organizational document of Borrower or any indenture or agreement or other instrument to which Borrower is a party or by which Borrower is bound and (iii) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of Borrower pursuant to, any indenture or agreement or instrument. Except for those obtained or filed on or prior to the date hereof, Borrower is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental authority or other agency in connection with or as a condition to the execution, delivery or performance of this Second Amendment. This Second Amendment has been duly authorized, executed and delivered by Borrower.

6.3. Full and Accurate Disclosure. No statement of fact made by or on behalf of Borrower in this Second Amendment or in any other document or certificate delivered to Lender by Borrower contains any untrue statement of a material fact or omits to state any material fact necessary to makes statements contained herein or therein not misleading, including, without limitation, all of the financial information delivered by any Borrower or Affiliate of Borrower prior or simultaneous to the execution of this Second Amendment, all of which Borrower hereby acknowledges were relied upon by Lender in executing this Second Amendment. There is no fact presently known to Borrower which has not been disclosed to Lender which materially adversely affects, nor as far as Borrower can foresee, might materially adversely affect the business, operations or condition (financial or otherwise) of Borrower.

6.4. Enforceability. This Second Amendment is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to bankruptcy, insolvency and other limitations on creditors’ rights generally and to equitable principles.

6.5. No Defaults. To Borrower’s actual knowledge, no Event of Default or monetary default under the Note, the Loan Agreement, any of the other Loan Documents or any other document or agreement to which the Borrower is a party has occurred or with the passage of time, giving of notice or both will exist.

6.6. No Offsets or Defenses. Through the date of this Second Amendment, and to Borrower’s knowledge, Borrower neither has nor claims any offset, defense, claim, right of set-off or counterclaim against Lender under, arising out of or in connection with this Second Amendment, the Note, the Loan Agreement or any of the other Loan Documents. In addition, Borrower covenants and agrees with Lender that if any offset, defense, claim, right of set-off or counterclaim exists about which Borrower has knowledge as of the date of this Second Amendment, Borrower hereby irrevocably and expressly waives the right to assert such matter.

6.7. Damage or Injury. Since the Closing Date, the existing Improvements relating to each Property have not been materially injured or damaged by fire or other casualty.

6.8. Change. Since the Closing Date, no material adverse change with respect to any Property or Borrower has occurred.

6.9. Representation and Warranties in Loan Agreement. All of the representations and warranties made by the Borrowers in the Loan Agreement remain true and correct as if made on the date hereof, except those representations and warranties as to which the facts or circumstances causing such representations and warranties to not be true and correct would not have a Material Adverse Effect.

6.10. Survival of Representations and Warranties. Without in any way limiting any provision of any Loan Document which provides for a longer period of survival, Borrower hereby agrees that (i) all representations and warranties made by Borrower in this Second Amendment shall continue for so long as any amount remains owing under the Note or any of the other Loan Documents, and (ii) all representations, warranties, covenants and agreements made in this Second Amendment shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender.

7. Transactions Costs. Each Borrower agrees to pay on the date hereof all costs and expenses incurred by Lender in connection with this Second Amendment, including, without limitation, all legal fees of Lender’s counsel and travel costs. Each Borrower shall pay its respective costs and expenses incurred in connection with this Second Amendment.

8. Modifications. This Second Amendment may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

9. Severability. In case any provision of this Second Amendment shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10. Further Assurances. Each Borrower shall execute and deliver such further instruments and perform such further acts as may be reasonably requested by Lender from time to time to confirm the provisions of this Second Amendment and the Loan Documents to carry out more effectively the purposes of this Second Amendment and the Loan Documents, or to confirm the priority of any lien created by any of the Loan Documents.

11. Successors and Assigns. This Second Amendment applies to, inures to the benefit of, and binds all parties hereof, their heirs, legatees, devisees, administrators, executors, and permitted successors and assigns.

12. Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions of said State.

13. Entire Agreement. This Second Amendment constitutes all of the agreements among the parties relating to the matters set forth herein and supersedes all other prior or concurrent oral or written letters, agreements and understandings with respect to the matters set forth herein.

14. Full Force and Effect. The Loan Documents remain in full force and effect. None of the representations, warranties or covenants contained herein shall in no way limit in any way any representation, warranty or covenant contained in any Loan Document. This Second Amendment shall constitute a “Loan Document” as defined in the Loan Agreement.

15. Second Amendment Controlling. This Second Amendment is considered by the parties to the Loan Agreement to be an integral part of such Loan Agreement. If there is any conflict between the terms of the Loan Agreement and this Second Amendment, the terms of this Second Amendment shall control. Except as expressly amended herein, all other terms, agreements, and conditions of the Loan Agreement shall remain unmodified and in full force and effect.

16. Counterparts/Fax Signatures. This Second Amendment may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one in the same agreement. Confirmation of the execution of this Second Amendment by telex or by telecopy or telefax of a facsimile page(s) executed by the parties shall be binding upon the parties hereto.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to Mezzanine Loan Agreement to be executed as of the date first above written.

LENDER:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	VENTAS, INC. a Delaware corporation, its sole general partner

	By:	/s/ T. Richard Riney

Name: T. Richard Riney Title: Executive Vice President/General Counsel

[Signatures continue on following page]

BORROWER: THI OF OHIO SNFS, LLC, a Delaware limited liability company

By:	/s/ John E. Bauer

Name: John E. Bauer Title: Vice-President

THI OF OHIO ALFS I, LLC, a Delaware limited liability company

By:	/s/ John E. Bauer

Name: John E. Bauer Title: Vice-President

THI OF OHIO AT BEREA, LLC, a Delaware limited liability company

By:	/s/ John E. Bauer

Name: John E. Bauer Title: Vice-President

THI OF OHIO AT CORTLAND, LLC, a Delaware limited liability company

By:	/s/ John E. Bauer

Name: John E. Bauer Title: Vice-President

THI OF OHIO AT KENT, LLC, a Delaware limited liability company

By:	/s/ John E. Bauer

Name: John E. Bauer Title: Vice-President

THI OF MARYLAND SNFS I, LLC, a Delaware limited liability company

By:	/s/ Jeffrey A. Barnhill

Name: Jeffrey A. Barnhill Title: Vice-President

THI OF MARYLAND SNFS II, LLC, a Delaware limited liability company

By:	/s/ Jeffrey A. Barnhill

Name: Jeffrey A. Barnhill Title: Vice-President

THI OF MARYLAND AT FRANKLIN SQUARE, LLC, a Delaware limited liability company

By:	/s/ Jeffrey A. Barnhill

Name: Jeffrey A. Barnhill Title: Vice-President

THI OF MARYLAND AT FORT WASHINGTON, LLC, a Delaware limited liability company

By:	/s/ Jeffrey A. Barnhill

Name: Jeffrey A. Barnhill Title: Vice-President

GUARANTOR HEREBY AGREES AND CONSENTS TO THIS SECOND AMENDMENT TO MEZZANINE LOAN AGREEMENT:

GUARANTOR:

TRANS HEALTHCARE, INC., a Delaware corporation

By:	/s/ Anthony F. Misitano

Name: Anthony F. Misitano Title: President

TRANS HEALTHCARE OF OHIO, INC., a Delaware corporation

By:	/s/ Anthony F. Misitano

Name: Anthony F. Misitano Title: President

THI OF OHIO ALFS, INC., a Delaware corporation

By:	/s/ Anthony F. Misitano

Name: Anthony F. Misitano Title: President

THI PROPERTIES, INC, a Delaware corporation

By:	/s/ Anthony F. Misitano

Name: Anthony F. Misitano Title: President

THI SERVICES CORP., a Delaware corporation

By:	/s/ Anthony F. Misitano

Name: Anthony F. Misitano Title: President

THI SPECIALTY HOSPITALS OF OHIO, INC., a Delaware corporation

By:	/s/ Anthony F. Misitano

Name: Anthony F. Misitano Title: President

TRANS HEALTH MANAGEMENT, INC., a Delaware corporation

By:	/s/ Anthony F. Misitano

Name: Anthony F. Misitano Title: President

THI OF MARYLAND, INC., a Delaware corporation

By:	/s/ Anthony F. Misitano

Name: Anthony F. Misitano Title: President

PHYSICAL THERAPY PLUS, INC., a Pennsylvania corporation

By:	/s/ Anthony F. Misitano

Name: Anthony F. Misitano Title: President

DALE J. CORDIAL, PT, INC., a Pennsylvania corporation

By:	/s/ Anthony F. Misitano

Name: Anthony F. Misitano Title: President

DALE J. CORDIAL, PT, INC., NUMBER 4, a Pennsylvania corporation

By:	/s/ Anthony F. Misitano

Name: Anthony F. Misitano Title: President

THE PT GROUP OF PENN HILLS, a Pennsylvania general partnership

By:	TRANS HEALTHCARE, INC., a Delaware corporation, its Partner

	By:	/s/ Anthony F. Misitano

Name: Anthony F. Misitano Title: President

THE PT GROUP PHYSICAL THERAPY FOR WOMEN, a Pennsylvania general partnership

By:	DALE J. CORDIAL, PT, INC., a Pennsylvania corporation, its Partner

	By:	/s/ Anthony F. Misitano

Name: Anthony F. Misitano Title: President

THE PT GROUP OF MOON TOWNSHIP, a Pennsylvania general partnership

By:	DALE J. CORDIAL, PT, INC., NUMBER 4, a Pennsylvania corporation, its Partner

	By:	/s/ Anthony F. Misitano

Name: Anthony F. Misitano Title: President

THI THERAPY CONCEPTS, LLC, a Delaware limited liability company

By:	/s/ Jeffrey A. Barnhill

Name: Jeffrey A. Barnhill Title: Vice-President

THI SERVICES OF MARYLAND, LLC, a Delaware limited liability company

By:	/s/ Jeffrey A. Barnhill

Name: Jeffrey A. Barnhill Title: Vice-President

SCHEDULE I

Borrower/Owner	Property	Type of Licensed Beds	No. of Licensed Beds	State ID Number	Federal Tax ID Number

THI of Ohio ALFs I, LLC	Wintersong Adult Care	ALF	16	3215511	25-1860783

THI of Ohio ALFs I, LLC	Rosemont Center	ALF	16	3215511	25-1860783

THI of Ohio at Kent, LLC	Kent Center	SNF	100	3581874	830339578

THI of Ohio at Cortland, LLC	Cortland Center	SNF	50	3581876	83-0339579

THI of Ohio at Berea, LLC	Berea Center	SNF	50	3581880	83-0339582

THI of Maryland at Franklin Square, LLC	Franklin Square	SNF	198	3580766	01-0692751

THI of Maryland at Franklin Square, LLC	Parking Lot	N/A	N/A	3580766	01-0692751

THI of Maryland at Fort Washington, LLC	Fort Washington	SNF	150	3580768	01-0692775

THI of Ohio SNFs, LLC	All the membership interests in each Mortgage Borrower listed under its name on Schedule I	N/A	N/A	3580769	81-0575815

THI of Maryland SNFs I, LLC	All the membership interests in each Mortgage Borrower listed under its name on Schedule I	N/A	N/A	3580746	48-1281675

THI of Maryland SNFs II, LLC	All the membership interest in each of (i) THI of Maryland at Franklin Square, LLC and (ii) THI of Maryland at Fort Washington, LLC	N/A	N/A	3580763	48-1281682

SCHEDULE II

GUARANTOR	TYPE OF ENTITY

1. Trans Healthcare, Inc.	a Delaware corporation

2. Trans Healthcare of Ohio, Inc.	a Delaware corporation

3. THI of Ohio ALFs, Inc.	a Delaware corporation

4. THI Properties, Inc.	a Delaware corporation

5. THI Services Corp.	a Delaware corporation

6. THI Specialty Hospitals of Ohio, Inc.	a Delaware corporation

7. Trans Health Management, Inc.	a Delaware corporation

8. THI of Maryland, Inc.	a Delaware corporation

9. THI Therapy Concepts, LLC	a Maryland limited liability company

10. THI Services of Maryland, LLC	a Maryland limited liability company

11. Physical Therapy Plus, Inc.	a Pennsylvania corporation

12. Dale J. Cordial, PT, Inc.	a Pennsylvania corporation

13. Dale J. Cordial, PT, Inc., Number 4	a Pennsylvania corporation

14. The pt Group of Penn Hills	a Pennsylvania general partnership

15. The pt Group Physical Therapy for Women	a Pennsylvania general partnership

16. The pt Group of Moon Township	a Pennsylvania general partnership